EXHIBIT 10

AIA(R) Document A101(TM) -1997

 Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM


 AGREEMENT made as of the Tenth day of August in the year of Two Thousand and Five (In words, indicate day, mouth and year)

 BETWEEN the Owner:
 (Name, address and other information)

 GrandSouth Bank
 PO Box 6548
 Greenville, SC 29600
 Telephone Number: 864-770-1000
 Fax Number: 864-770-1081

 and the Contractor:
 (Name, address and other information)

 JST General Contractors, LLC 39-B
 Pelham Davis Circle
 Greenville, SC 29615
 Telephone Number: 864-284-9402
 Fax Number: 864-284-9407

 The Project is: (Name and location)

 GrandSouth Bank
 Fant Street & N. Boulevard, Anderson, South Carolina

 The Architect is:
 (Name, address (and other information)

 McKay, Zorn & Associates, PA
 PO Box 10635
 Greenville, SC 29603
 Telephone Number: 864-242-9719
 Fax Number: 864-271-0919

 The Owner and Contractor agree as follows.

 ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America,


AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

 ARTICLE 1 THE CONTRACT DOCUMENTS

 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
 Article 8.

 ARTICLE 2 THE WORK OF THIS CONTRACT

 The  Contractor  shall  fully  execute  the  Work  described  in  the  Contract
 Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

 ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


 Section 3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
 (Insert the date of commencement if it differs from the date of this Agreement or, applicable, state that the date will be fixed in a notice to proceed.)




 If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows;

 Date of issuance of building permits and access to site, whichever is latest.

 Section 3.2 The Contract Time shall be measured from the date of commencement.

 Section 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 182 days from the date of commencement, or as follows:


 (Insert number of calendar days. Alternately, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)


        Portion of Work                 Substantial Completion Date


 , subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)


 ARTICLE 4 CONTRACT SUM

 Section 4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Six Hundred Eighty-eight Thousand One Hundred Seventy-two Dollars and Zero Cents ($688,172.00 ), subject to additions and deductions as provided in the Contract Documents,

Section 4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and arc hereby accepted by the
Owner: (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires)


AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

 Section 4.3 Unit prices, if any, are as follows:

         Description                Units            Price ($ 0.00)


 ARTICLE 5 PAYMENTS

 Section 5.1 PROGRESS PAYMENTS

 Section 5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

 Section 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

 Section 5.1.3 Provided that an Application for Payment is received by the Architect not later than the Fifteenth day of a month, the Owner shall make payment to the Contractor not later than the First day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Ten ( 10 ) days after the Architect receives the Application for Payment.

 Section 5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

 Section 5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

 Section 5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

     .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent ( 10.00%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201 -1997;

     .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent ( 10.00%);

     .3   Subtract the aggregate of previous payments made by the Owner; and

     .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.

 Section 5.1.7 The progress payment amount determined in accordance with Section
 5.1.6 shall be further modified under the following circumstances:

     .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and


AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

          (Section  9.8.5  of  AIA  Document   A201-1997   requires  release  of
          applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

     .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Section 9.10.3 of AIA Document A20l- 1997.

 Section 5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
 (1f it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

 Five percent after fifty percent of construction contract is satisfactorily completed.

 Section 5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

 Section 5.2 FINAL PAYMENT


 Section 5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

        .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

        .2   a final Certificate for Payment has been issued by the Architect.

 Section 5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:


 ARTICLE 6 TERMINATION OR SUSPENSION

 Section 6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

 Section 6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

 ARTICLE 7 MISCELLANEOUS PROVISIONS

 Section 7.1 Where reference is made in this Agreement to a provision of AIA Document A20l-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

 Section 7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
 (Insert rate of interest agreed upon, if any.)

 One percent (1.00%) monthly


 (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere any affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

 Section 7.3 The Owner's representative
 is: (Name. address and other information)

AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

 Mason Garrett
 PO Box 6548
 Greenville, SC 29600


 Section 7.4 The Contractor's representative is: (Name, address and other information)

 Scott Wilson
 39-B Pelham Davis Circle
 Greenville, SC 29615


 Section 7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days written notice to the other party.

 Section 7.6 Other provisions:

 Site work is being performed outside of this contract. Access to site may be permitted prior to completion of site work contract with agreement of all parties.

 ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

 Section 8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

 Section 8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document AlO1-1997.

 Section 8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

 Section 8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated June 10,2005, and are as follows

        Document                   Title                     Pages
      Section 00800            Supplemental Conditions         1

 Section 8.1.4 The Specifications are those contained in the Project Manual dated as in Section 8.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

         Section                Title                          Pages
      Attachment A              Table of Contents               3

 Section 8.1.5 The Drawings are as follows, and are dated June 10,2005 unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

        Number                   Title                          Date
      Attachment B               List of Drawings             6/10/2005

Section 8.1.6 The Addenda, if any, are as follows:

AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

         Number                        Date
                                                                     Pages
         1                             6/28/2005                     11
         2                             7/6/2005                      13
         3                             7/7/2005                      5
         4                             7/12/2005                     1
         5                             7/15/2005                     1



Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 8.

Section 8.1.7 Other documents, if any, forming part of the Contract Documents are as follows: (List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)




This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.



OWNER (Signature)                       CONTRACTOR (Signature)

Mason Garrett                            Scott Wilson
(Printed name and title)                (Printed name and title)









AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)

 Additions and Deletions Report for
 AIA(R) Document A 101(TM) - 1997



 This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

 Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 10:50:57 on 08/17/2005.


 PAGE 1

 AGREEMENT made as of the Tenth day of August in the year of Two Thousand and Five

 GrandSouth Bank

 PO Box 6548

 Greenville, SC 29600

 Telephone Number: 864-770-1000

 Fax Number: 864-770-1081

 JST General Contractors, LLC

 39-B Pelham Davis Circle

 Greenville, SC 29615

 Telephone Number: 864-284-9402

 Fax Number: 864-284-9407

 GrandSouth Bank


 Fant Street & N. Boulevard, Anderson, South Carolina

 McKay, Zorn & Associates, PA

 PO Box 10635

 Greenville, SC 29603

 Telephone Number: 864-242-9719

 Fax Number: 864-271-0919

 PAGE 2

 Date of issuance of building permits and access to site, whichever is latest.

 Section 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 182 days from the date of commencement, or as follows:

Additions and Deletions Report for AIA Document A101(TM) -1997. Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and
1997 by The American Institute of Architects. All rights reserved. WARNING; This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.l000183231_1 which expires on 6/10/2006, and is not for resale.
User Notes:                                                          (896437140)

 Section 4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Six Hundred Eighty-eight Thousand One Hundred Seventy-two Dollars and Zero Cents ($688,172.00), subject to additions and deductions as provided in the Contract Document.

 PAGE 3

 Section 5.1.3 Provided that an Application for Payment is received by the Architect not later than the Fifteenth day of a month, the Owner shall make payment to the Contractor not later than the First day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Ten (10) days after the Architect receives the Application for Payment.

     .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent (10.00%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

     .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent (10.00%);

 PAGE 4

 Five percent after fifty percent of construction contract is satisfactorily completed.

 One percent (1.00%) month:

 PAGE 5

 Mason Garrett

 PO Box 6548

 Greenville, SC 29600

 Scott Wilson

 39-B Pelham Davis Circle

 Greenville, SC 29615

Site work is being performed outside of this contract. Access to site may be permitted prior to completion of site work contract with agreement of all parties.

Section 8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated June 10, 2005, and are as follows


        Section 00800                   Supplementarv Conditions        1

        Attachment A                    Table of Contents               3


 Section 8.1.5 The Drawings are as follows, and are dated June 10.2005 unless a different date is shown below:


        Attachment B                    List of Drawings        6/10/2005



Additions and Deletions Report for AIA Document A101(TM) -1997. Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and
1997 by The American Institute of Architects. All rights reserved. WARNING; This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.l000183231_1 which expires on 6/10/2006, and is not for resale.
User Notes:                                                          (896437140)

      PAGE 6
              1                        6/28/2005                             11
              2                        7/6/2005                              13
              3                        7/7/2005                              5
              4                        7/12/2005                             1
              5                        7/15/2005                             1
      Mason Garrett            Scott Wilson






































Additions and Deletions Report for AIA Document A101(TM) -1997. Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and
1997 by The American Institute of Architects. All rights reserved. WARNING; This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.l000183231_1 which expires on 6/10/2006, and is not for resale.
User Notes:                                                          (896437140)

 Certification of Document's Authenticity
AIA(R) Document D401(TM) - 2003



T, Jackson M. Zorn, hereby certify, to the best of my knowledge, information and belief, that I created the attached final document simultaneously with its associated Additions and Deletions Report and this certification at 10:50:57 on 08/17/2005 under Order No. 1000183231_1 from AIA Contract Documents software and that in preparing the attached final document I made no changes to the original text of AIA (R) Document A101(TM) - 1997 - Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM, as published by the AIA in its software, other than those additions and deletions shown in the associated Additions and Deletions Report.





 (Signed)





(Title)





(Dated)





























AIA Document  A101(TM) -1997.  Copyright (C) 1915, 1918, 1925, 1937, 1951, 1958,
1961, 1963,  1967, 1974, 1977, 1987, 1991 and 1997 by The American  Institute of
Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under lhe law. This document was produced by AIA software at 10:50:57 on 08/17/2005 under Order No.1000183231_1 which expires on 6/10/2006. and is not for resale.
User Notes:                                                          (896437140)